                                                                   EXHIBIT 10.14

              [LOGO OF DOLBY LABORATORIES LICENSING CORPORATION]

                                                                        L3D-ACPE

                    DIGITAL AUDIO SYSTEM LICENSE AGREEMENT
                                INTERNET CODERS

                                PATENT LICENSE


AN AGREEMENT
------------
BY AND BETWEEN
--------------
Dolby Laboratories Licensing Corporation              and           Liquid Audio, Inc.
(hereinafter called "LICENSOR")                                     (hereinafter called "LICENSEE")
of 100 Potrero Avenue                                               of 2421 Broadway
San Francisco, CA 94103-4813                                        Redwood City, CA 94063

Facsimile telephone number of LICENSOR (Sections 4.05 and 8.04):    (415) 863-1373

LICENSOR's bank and account number for wire transfer of royalty payments (Section 4.05):
     Bank: Wells Fargo Bank
     Address: 464 California Street, San Francisco, CA 94104 U.S.A. Account Name: Dolby Laboratories Licensing Corporation
     Account Number: 4001-191451
     ABA Number: 121000248

Identification of bank with respect to whose prime rate interest is calculated on overdue royalties (Section 4.06): Wells Fargo Bank

Facsimile telephone number of LICENSEE (Section 8.04):  (415) 364-4217

Address of LICENSEE for communications not otherwise specified (Section 8.04):

SIGNATURES:
-----------
On behalf of LICENSOR                      On behalf of LICENSEE

By /s/ [SIGNATURE ILLEGIBLE]               By /s/ Gerald W. Kearby
  -------------------------------            -----------------------------------
Place SAN FRANCISCO                        Place San Francisco
     ----------------------------               --------------------------------
Date 3 May 1996                            Date 3 May 1996
    -----------------------------              ---------------------------------
Witnessed By:                              Witnessed By:

/s/ [SIGNATURE ILLEGIBLE]                  /s/ [SIGNATURE ILLEGIBLE]
---------------------------------          -------------------------------------

Effective Date of Agreement: 3 May 1996          Initial Payment: None
                            ------------------
                                           100 Potrero Avenue                    Wooton Bassett
          DOLBY                            SAN FRANCISCO, CALIFORNIA 94103-4813  WILTSHIRE SN4 8QJ ENGLAND
                                           Telephone 415-558-0200                Telephone 1793-842100
                                           Facsimile 415-863-1373                Facsimile 1793-842101

Signal Processing and Noise Reduction Systems

                    DIGITAL AUDIO SYSTEM LICENSE AGREEMENT
                       INTERNET CODERS - PATENT LICENSE

                                     INDEX
                                     -----

                                   Preamble

     I.   DEFINITIONS

     Section 1.01 - "LICENSOR"
     Section 1.02 - "LICENSEE"
     Section 1.03 - "Application"
     Section 1.04 - "Patent"
     Section 1.05 - "Related Application"
     Section 1.06 - "Related Patent"
     Section 1.07 - "Scheduled Patents"
     Section 1.08 - "AC-3 Digital Audio System Specifications"
     Section 1.09 - Section Deleted
     Section 1.10 - "Licensed Device"
     Section 1.11 - "Licensed Product"
     Section 1.12 - "Patent Rights"
     Section 1.13 - Section Deleted
     Section 1.14 - "Confidential Information"
     Section 1.15 - "Non-Patent Country"
     Section 1.16 - Section Deleted
     Section 1.17 - Licensee's Modified AC-3 Specification
     Section 1.18 - Internet

     II.  LICENSES GRANTED

     Section 2.01 - Licenses Granted to LICENSEE
     Section 2.02 - Limitation of Licenses Granted

     III. OTHER OBLIGATIONS OF THE LICENSEE AND LICENSOR

     Section 3.01 - Section Deleted
     Section 3.02 - Section Deleted
     Section 3.03 - Section Deleted
     Section 3.04 - Patent Enforcement
     Section 3.05 - Section Deleted
     Section 3.06 - Patent Marking
     Section 3.07 - Section Deleted
     Section 3.08 - Section Deleted
     Section 3.09 - License Notice

     IV.   PAYMENTS

     Section 4.01 - Initial Payment
     Section 4.02 - Royalties
     Section 4.03 - Section Deleted
     Section 4.04 - Royalty Applicability
     Section 4.05 - Royalty Payments and Statements
     Section 4.06 - Royalties in Non-Patent Country
     Section 4.07 - Books and Records
     Section 4.08 - Rights of Inspecting Books and Records

     V.    ARTICLE DELETED

     VI.   TERMINATION AND EFFECT OF TERMINATION

     Section 6.01 - Expiration of Agreement
     Section 6.02 - Termination for Cause
     Section 6.03 - Option to Terminate in a Non-Patent Country
     Section 6.04 - Effect of Termination

     VII.  LIMITATIONS OF RIGHTS AND AUTHORITY

     Section 7.01 - Limitation of Rights
     Section 7.02 - Limitation of Authority
     Section 7.03 - Disclaimer of Warranties and Liability; Hold Harmless
     Section 7.04 - Limitation of Assignment by LICENSEE
     Section 7.05 - Compliance with U.S. Export Control Regulations

     VIII. MISCELLANEOUS PROVISIONS

     Section 8.01 - Language of Agreement; Language of Notices
     Section 8.02 - Stability of Agreement
     Section 8.03 - Public Announcements
     Section 8.04 - Address of LICENSEE and LICENSOR for all
                    Other Communications
     Section 8.05 - Applicable Law
     Section 8.06 - Choice of Forum; Attorneys' Fees
     Section 8.07 - Construction of Agreement
     Section 8.08 - Captions
     Section 8.09 - Singular and Plural
     Section 8.10 - Complete Agreement
     Section 8.11 - Severability
     Section 8.12 - No Conflict Representation and Warranty
     Section 8.13 - Execution

     Appendix A - Scheduled Patents
     Appendix B - Dolby AC-3 Digital Audio System
     Appendix C - Preliminary Specifications for Dolby AC-3 System Appendix D - Deleted
     Appendix E - Royalty rates

                    DIGITAL AUDIO SYSTEM LICENSE AGREEMENT

                       INTERNET CODERS - PATENT LICENSE

     WHEREAS, LICENSOR is engaged in the field of audio signal processing systems and has developed signal processing systems useful for audio recording and playback and for other applications;

     WHEREAS, LICENSOR's signal processing systems have acquired a reputation for excellence and LICENSOR's trademarks have acquired valuable goodwill;

     WHEREAS, LICENSOR has licensed over 160 companies to make, use and sell consumer audio hardware incorporating LICENSOR's signal processing systems and marked with LICENSOR's trademarks; and

     WHEREAS, LICENSOR has developed the model AC-3 digital audio system which uses a new technique for encoding and decoding of audio frequency data in digital form with a substantially reduced bit-rate while maintaining a high quality decoded audio signal;

     WHEREAS, LICENSOR represents and warrants that it has rights to grant licenses under LICENSOR's patents and patent applications;

     WHEREAS, LICENSEE is engaged in the development, marketing and sale (including licensing) of software products for the purpose of delivering high quality audio content over the Internet;

     WHEREAS, LICENSEE believes it can develop a substantial demand for software products marked with LICENSOR's trademarks used to encode or decode audio signals using a modified version of LICENSOR's model AC-3 digital audio system;

     WHEREAS, LICENSEE desires a partially exclusive license to develop, market and sell professional and consumer encoding and decoding software products using a modified version of LICENSOR's model AC-3 digital audio system based on LICENSOR's patents and patent applications; and

     WHEREAS, LICENSOR is willing to grant such a license under the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, it is agreed by and between LICENSOR and LICENSEE as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Section 1.01 - "LICENSOR" means Dolby Laboratories Licensing Corporation, a
     ------------------------
corporation of the State of New York, having a place of business as indicated on the title page of this Agreement, and its successors and assigns.

     Section 1.02 - "LICENSEE" means the corporation identified on the title
     ------------------------
page of this Agreement and any subsidiary thereof of whose ordinary voting shares more than 50% are controlled directly or indirectly by such corporation, but only so long as such control exists.

     Section 1.03 - "Application" means an application for the protection of an
     ---------------------------
invention or an industrial design; references to an "Application" shall be construed as references to applications for patents for inventions, inventors' certificates, utility certificates, utility models, patents or certificates of addition, inventors' certificates of addition, utility certificates of addition, design patents, and industrial design registrations.

     Section 1.04 - "Patent" means patents for inventions, inventors'
     ----------------------
certificates, utility certificates, utility models, patents or certificates of addition, inventors' certificates of addition, utility certificates of addition, design patents, and industrial design registrations.

     Section 1.05 - "Related Application" means an Application, whether
     -----------------------------------
international or in the same or another country or region, which

     (1) is substantially the same as (e.g., it does not include any new matter in the sense of the United States Patent Law) an Application or Patent listed in Appendix A, entitled "Scheduled Patents and Applications," which is attached hereto and forms an integral part of this Agreement (for example, without limiting the foregoing, a continuation Application, a corresponding Application, an Application to reissue, or a re-filed Application), or

     (2) is substantially only a portion of (e.g., it contains less than an Application or Patent listed in Appendix A and, it does not include any new matter in the sense of the United States Patent Law) an Application or Patent listed in Appendix A (for example, a divisional Application, or a corresponding or re-filed Application in the nature of a divisional Application).

     Section 1.06 - "Related Patent" means:
     -------------------------------------

     (1) a Patent granted on an Application listed in Appendix A,

     (2) a Patent granted on a Related Application,

     (3) a reissue of a Patent of Sections 1.06(1) or 1.06(2), and

     (4) a reexamination certificate of a Patent of Sections 1.06(1), 1.06(2), or 1.06(3).

     Section 1.07 - "Scheduled Patents" means the Applications and Patents
     ---------------------------------
listed in Appendix A together with Related Applications and Related Patents.

     Applications and Patents which contain not only common subject matter but also additional subject matter going beyond the disclosure of Applications and Patents of this Section 1.07 (for example, without limiting the foregoing, a continuation-in-part Application, or a corresponding or re-filed Application in the nature of a continuation-in-part Application) shall be deemed to be Scheduled Patents only with respect to that portion of their subject matter common to the Applications and Patents of this Section.

     Section 1.08 - "AC-3 Digital Audio System Specifications" means the
     --------------------------------------------------------
specifications for the AC-3 digital audio system, comprising the claims and teachings of the Scheduled Patents, the AC-3 Digital Audio System operating parameters as specified in Appendix B entitled "Dolby AC-3 Digital Audio System," and the "Preliminary Specifications for Dolby AC-3 System" as specified in Appendix C, and any applicable modifications, improvements or enhancements owned or licensable by LICENSOR. Appendices B and C are attached hereto and form an integral part of this Agreement.

     Section 1.09 - Section Deleted
     ------------

     Section 1.10 - "Licensed Device" means a Digital Audio circuit or software
     -------------------------------
implementation having AC-3 Digital Audio System Specifications, whether made in discrete component, integrated circuit, or other forms, for encoding or decoding one audio channel into a digital AC-3 bit stream. A circuit counts as one "Licensed Device" for each audio channel it can simultaneously encode or decode.

     Section 1.11 - "Licensed Products" shall mean:
     ---------------------------------

     Software products and documentation, which conform to LICENSEE's Modified AC-3 Specification, and which can be any of the following:

     (1) an encoder used to prepare audio content to be sent over the Internet;

     (2) a decoder used to decode audio content received from the Internet; or

     (3) a combined encoder/decoder package to prepare and/or decode audio content to be sent over and/or received from the Internet.

     Section 1.12 - "Patent Rights" means:
     ------------------------------------

     (1)  the Scheduled Patents; and

     (2) such Patents and Applications directed to Licensed Products that LICENSOR may own or gain rights to license during the term of this Agreement and which LICENSOR may agree to include in the Patent Rights without payment of additional compensation by LICENSEE.

     The Patent Rights do not include such other Applications and Patents as LICENSOR does not agree to include in the Patent Rights without payment of additional compensation by LICENSEE.

     Section 1.13 - Section Deleted
     ------------------------------

     Section 1.14 - "Confidential Information" means non-technical proprietary
     ----------------------------------------
information of LICENSOR or LICENSEE, including, without limiting the foregoing, marketing information, product plans, business plans, royalty, and sales information.

     Section 1.15 - "Non-Patent Country" means a country in which there do not
     ----------------------------------
exist, with respect to a Licensed Product, any Scheduled Patents including any pending Application or unexpired Patent, which, but for the licenses herein granted, are (or in the case of an Application, would be if it were an issued Patent) infringed by the manufacture, and/or use, lease or sale of such Licensed Product.

     Section 1.16 - Section Deleted
     ------------------------------

     Section 1.17 - "LICENSEE's Modified AC-3 Specification" shall mean
     ------------------------------------------------------
modifications, developed by LICENSEE to the AC-3 Digital Audio System Specifications, to provide for variable data rates.

     Section 1.18 - "Internet" shall mean data networks using the "Internet
     ------------------------
Protocol" (commonly known as "IP")

                                  ARTICLE II

                               LICENSES GRANTED
                               ----------------

     Section 2.01 - Licenses Granted to LICENSEE
     -------------------------------------------

     LICENSOR hereby grants to LICENSEE:

     a personal, non-transferable, indivisible, and non-exclusive license throughout the world under the Patent Rights, subject to the conditions set forth and LICENSEE's performance of its obligations, including paying royalties due, to make Licensed Products, and to use, lease and sell the same.

     Section 2.02 - Limitation of Licenses Granted
     ---------------------------------------------

     Notwithstanding the license granted under Section 2.01:

     (1) no license is granted to lease, sell, transfer, or otherwise dispose of any part of a Licensed Product, including, without limiting the foregoing, a semiconductor chip specially adapted for use in a Licensed Product, which part
(a) is a material part of an invention which is the subject of a Scheduled Patent and which part is not a staple article or commodity of commerce suitable for substantial noninfringing use or (b) is not a spare part solely for the repair of a Licensed Product manufactured by Licensee under this Agreement;

     (2) no license is granted under this Agreement to lease, sell, transfer, or otherwise dispose of any partially assembled products, products in kit form, and knocked-down or semi-knocked-down products;

     (3) no license is granted under this Agreement to copy any of LICENSOR's own hardware designs;

     (4) no license is granted under this Agreement with respect to LICENSOR's A-type, B-type, C-type, SR or S-type noise reduction systems;

     (5) no license is granted under this Agreement with respect to LICENSOR's Consumer Surround Decoder Systems;

     (6) no license is granted under this Agreement to use any Licensed Trademark in connection with offering for sale or in advertising and/or informational material relating to any Licensed Product;

     (7) no right is granted with respect to LICENSOR's trade name "Dolby Laboratories" except with respect to the use of said tradename on and in connection with Licensed Products in the license notice required by Sections 3.01(6) and 3.09, respectively; and

     (8) no right to grant sublicenses is granted under this Agreement, other than end-user licenses to the Licensed Products.

                                  ARTICLE III

                OTHER OBLIGATIONS OF THE LICENSOR AND LICENSEE
                ----------------------------------------------

     Section 3.01 - Section Deleted
     ------------------------------

     Section 3.02 - Section Deleted
     ------------------------------

     Section 3.03 - Section Deleted
     ------------------------------

     Section 3.04 - Patent Enforcement
     ---------------------------------

     LICENSEE shall immediately inform LICENSOR of all infringements, potential or actual, which may come to its attention, of the Patent Rights. It shall be the exclusive responsibility of LICENSOR, at its own expense, to terminate, compromise, or otherwise act at its discretion with respect to such infringements. LICENSEE agrees to cooperate with LICENSOR by furnishing, without charge, except out-of-pocket expenses, such evidence, documents and testimony as may be required therein.

     Section 3.05 - Section Deleted
     ------------------------------

     Section 3.06 - Patent Marking
     -----------------------------

     LICENSEE shall mark each Licensed Product in the form, manner and location specified by LICENSOR, with one or more patent numbers of Patents in such countries under which a license is granted under this Agreement.

     Section 3.07 - Section Deleted
     ------------------------------

     Section 3.08 - Section Deleted
     ------------------------------

     Section 3.09 - License Notice
     -----------------------------

     On all Licensed Products, LICENSEE shall acknowledge that the Licensed Products are manufactured under license from LICENSOR. The following notice shall be used by LICENSEE on an exposed surface, such as the back or the bottom, or if distributed online, in the "About.." (or equivalent) menu of all Licensed
Products: "AC-3 digital audio system manufactured under license from Dolby Laboratories Licensing Corporation". Such notice shall also be used in all instruction and servicing manuals unless such acknowledgment is clearly and unambiguously given in the course of any textual descriptions or explanations.

     Section 3.10 - Section Deleted
     ------------------------------

     Section 3.11 - Section Deleted
     ------------------------------

                                  ARTICLE IV

                                   PAYMENTS
                                   --------

     Section 4.01 - Initial Payment
     ------------------------------

     LICENSEE shall promptly upon the Effective Date of this Agreement pay LICENSOR the sum specified on the title page and shall pay all local fees, taxes, duties, or charges of any kind and shall not deduct them from such sum due unless such deductions may be offset against LICENSOR's own tax liabilities.

     Section 4.02 - Royalties
     ------------------------

     Subject to the provisions of Section 4.05, LICENSEE shall pay to LICENSOR royalties on Licensed Products which are used, sold, leased, or otherwise disposed of by LICENSEE, except for Licensed Products returned to LICENSEE by customers of LICENSEE, other than in exchange for an upgraded product, on which a credit has been allowed by LICENSEE to said customers. The royalty payable shall be based on the number of Licensed Devices, hereinbefore defined, contained in Licensed Products, which are used, sold, leased or otherwise disposed of by LICENSEE in successive calendar quarters from the effective date hereof, based on the schedule given in Appendix E of this Agreement.

     The royalty payment provisions of this Section shall not be applicable so long as the royalty payment provisions of the companion license agreement entitled "Digital Audio System License Agreement - Internet Coders - Source Code, Trademark and Know-How License", executed concurrently with this Agreement, are applicable and royalties thereunder are being paid by LICENSEE.

     Section 4.03 - Section Deleted
     ------------------------------

     Section 4.04 - Royalty Applicability
     ------------------------------------

     A Licensed Product shall be considered sold under Section 4.02 when invoiced, or if not invoiced, delivered to another by LICENSEE or otherwise disposed of or put into use by LICENSEE, except for consignment shipments, which will be considered sold when the payment for such shipments is agreed upon between LICENSEE and customer.

     Section 4.05 - Royalty Payments and Statements
     ----------------------------------------------

     LICENSEE shall render statements and royalty payments as follows:

     (1) LICENSEE shall deliver to the address shown on the cover sheet of this Agreement or such place as LICENSOR may from time to time designate, quarterly reports certified by LICENSEE's chief financial officer or the officer's designate within 30 days after each calendar quarter ending with the last day of March, June, September and December. Alternatively, such reports may be delivered by facsimile by transmitting them to LICENSOR's facsimile telephone number shown on the cover sheet of this Agreement or such other number as LICENSOR may from time to time designate. Royalty payments are due for each quarter at the same time as each quarterly report and shall be made by wire transfer in United States funds to LICENSOR's bank as identified on the cover sheet of this Agreement or such other bank as LICENSOR may from time to time designate. LICENSEE shall pay all local fees, taxes (other than taxes on LICENSOR's income or profits), duties, or charges of any kind and shall not deduct them from the royalties due unless such deductions may be offset against LICENSOR's own tax liabilities.

     Each quarterly report shall:

     (a) state the number of each model type of Licensed Products leased, sold, or otherwise disposed of by LICENSEE during the calendar quarter with respect to which the report is due;

     (b) state the number of Licensed Devices in each model type of Licensed Product; and

     (c) contain such other information and be in such form as LICENSOR or its outside auditors may prescribe. If LICENSEE claims less than full product royalty (under Section 4.06) or no royalty due (under Section 6.03), LICENSEE shall specify the country in which such Licensed Products were made, the country in which such Licensed Products were sold, and the identity of the purchasers of such Licensed Products.

     (2) Any remittance in excess of royalties due with respect to the calendar quarter for which the report is due shall be applied by LICENSOR to the next payment due.

     (3) LICENSEE's first report shall be for the calendar quarter in which LICENSEE sells its first Licensed Product.

     (4) LICENSEE shall deliver a final report and payment of royalties to LICENSOR certified by LICENSEE's chief financial officer or the officer's designate within 30 days after termination of this Agreement throughout the world. Such a final report shall include a report of all royalties due with respect to Licensed Products not previously reported to LICENSOR. Such final report shall be supplemented at the end of the next and subsequent quarters, in the same manner as provided for during the term of the Agreement, in the event that LICENSEE learns of any additional royalties due.

     (5) LICENSEE shall pay interest to LICENSOR from the due date to the date payment is made of any overdue royalties or fees, including the Initial Payment, at the rate of 2% above the prime rate as is in effect from time to time at the bank identified on the cover page of this Agreement, or another major bank agreed to by the LICENSOR and LICENSEE in the event that the identified bank should cease to exist, provided however, that if the interest rate thus determined is in excess of rates allowable by any applicable law, the maximum interest rate allowable by such law shall apply.

     Section 4.06 - Royalties in Non-Patent Country
     ----------------------------------------------

     If a Licensed Product is manufactured in a Non-Patent Country and used, sold, leased or otherwise disposed of in a Non-Patent Country, be it the same or a different Non-Patent Country, no royalties for the manufacture, use, sale, lease or other disposal of the Licensed Products in such Non-Patent Country or Countries shall be payable. This provision shall not apply and full royalties shall be payable under Section 4.02:

     (1) when Licensed Products are manufactured in any country which is not a Non-Patent Country or are used, sold, leased or otherwise disposed of in any country which is not a Non-Patent Country, be it the same country as the country of manufacture or a different country; or

     (2) when LICENSEE knows or has reason to know that the Licensed Products manufactured in a Non-Patent Country and used, sold, leased or otherwise disposed of in a Non-Patent Country are destined for use or for sale, lease or other disposal in a country which is not a Non-Patent Country and LICENSOR deems such sale to be for the purpose of defeating the royalty provisions of this agreement.

     Section 4.07 - Books and Records
     --------------------------------

     LICENSEE shall keep complete books and records of all sales, leases, uses, returns, or other disposals by LICENSEE of Licensed Products for three years after the relevant accounting period.

     Section 4.08 - Rights of Inspecting Books and Records
     -----------------------------------------------------

     LICENSOR shall have the right, through a professionally registered accountant at LICENSOR's expense, for three years after the relevant accounting period, to inspect, examine and make abstracts of the said books and records insofar as may be necessary to verify the accuracy of the same and of the statements provided for herein but such inspection and examination shall be made during business hours upon reasonable notice and not more often than once per calendar year. LICENSOR agrees not to divulge to third parties any Confidential Information obtained from the books and records of LICENSEE as a result of such inspection unless such information (a) was known to LICENSOR prior to its acquisition by LICENSOR as a result of such inspection; (b) becomes known to LICENSOR from sources other than directly or indirectly from LICENSEE; or (c) becomes a matter of public knowledge other than by breach of this Agreement by LICENSOR.

                                   ARTICLE V

                                ARTICLE DELETED
                                ---------------

                                  ARTICLE VI

                     TERMINATION AND EFFECT OF TERMINATION
                     -------------------------------------

     Section 6.01 - Expiration of Agreement
     --------------------------------------

     Unless this Agreement already has been terminated in accordance with the provisions of Section 6.02, this Agreement shall terminate with the termination of the companion license agreement entitled "Digital Audio System License Agreement - Internet Coders - Source Code, Trademark and Know-How License", executed concurrently with this Agreement.

     Section 6.02 - Termination for Cause
     ------------------------------------

     At the option of LICENSOR, in the event that LICENSEE breaches any of its material obligations under this Agreement, subject to the conditions of Section 6.04, this Agreement shall terminate upon LICENSOR's giving sixty (60) days advance notice in writing, effective on dispatch of such notice, of such termination, giving reasons therefor to LICENSEE, provided however, that, if LICENSEE, within the sixty (60) day period, remedies the failure or default upon which such notice is based, then such notice shall not become effective and this Agreement shall continue in full force and effect. Notwithstanding the sixty (60) day cure period provided under the provisions of this Section 6.02, interest due under Section 4.05 shall remain payable and shall not waive, diminish, or otherwise affect any of LICENSOR's rights pursuant to this Section 6.02.

     Section 6.03 - Option to Terminate in a Non-Patent Country
     ----------------------------------------------------------

     Subject to the provisions of Section 6.04, unless this Agreement already has been terminated in accordance with the provisions of Section 6.01 or Section 6.02, LICENSEE shall have the option to terminate its license under this Agreement with respect to a Non-Patent Country at any time after three years from the Effective Date of this Agreement. Said option to terminate with respect to such country shall be effective when LICENSOR receives LICENSEE's written notice of its exercise of such option and shall be prospective only and not retroactive.

     Section 6.04 - Effect of Termination
     ------------------------------------

     Upon termination of the Agreement, as provided in Sections 6.01 or 6.02, or upon termination of the license under this Agreement with respect to a Non-Patent Country in accordance with the option set forth in Section 6.03, with respect to such country only, all licenses granted by LICENSOR to LICENSEE under this Agreement shall terminate, all rights LICENSOR granted to LICENSEE shall revest in LICENSOR, and all other rights and obligations of LICENSOR and LICENSEE under this agreement shall terminate except that the following rights and obligations of LICENSOR and LICENSEE shall survive to the extent necessary to permit their complete fulfillment and discharge:

     (1) LICENSEE's obligation to deliver a final royalty report and supplements thereto as required by Section 4.05;

     (2) LICENSOR's right to receive and LICENSEE's obligation to pay royalties, under Article IV, including interest on overdue royalties, accrued or accruable for payment at the time of termination and interest on overdue royalties accruing subsequent to termination;

     (3) LICENSEE's obligation to maintain books and records and LICENSOR's right to examine, audit, and copy as provided in Sections 4.07 and 4.08;

     (4) any cause of action or claim of either party accrued or to accrue because of any breach or default by the other party;

     (5) LICENSOR's obligations with respect to Confidential Information under
Section 4.08;

     (6) LICENSEE's obligations to cooperate with LICENSOR with respect to Patent enforcement under Section 3.04, with respect to matters arising before termination;

     (7) LICENSEE's and LICENSOR's obligations regarding public announcements under Section 8.03; and

     (8) LICENSEE shall be entitled to fill orders for Licensed Products already received and to make or have made for it and to sell Licensed Products for which commitments to vendors have been made at the time of such termination, subject to payment of applicable royalties thereon and subject to said Licensed Products meeting LICENSOR's quality standards, provided that LICENSEE promptly advises LICENSOR of such commitments upon termination.

     The portions of the Agreement specifically identified in the sub-parts of this Section shall be construed and interpreted in connection with such other portions of the Agreement as may be required to make them effective.

                                  ARTICLE VII

                      LIMITATIONS OF RIGHTS AND AUTHORITY
                      -----------------------------------

     Section 7.01 - Limitation of Rights
     -----------------------------------

     No right or title whatsoever in the Patent Rights is granted by LICENSOR to LICENSEE or shall be taken or assumed by LICENSEE except as is specifically laid down in this Agreement.

     Section 7.02 - Limitation of Authority
     --------------------------------------

     Neither party shall in any respect whatsoever be taken to be the agent or representative of the other party and neither party shall have any authority to assume any obligation for or to commit the other party in any way.

     Section 7.03 - Disclaimer of Warranties and Liability; Hold Harmless
     --------------------------------------------------------------------

     LICENSOR has provided LICENSEE the rights and privileges contained in this Agreement in good faith. However, nothing contained in this Agreement shall be construed as (1) a warranty or representation by LICENSOR as to the validity or scope of any Patent included in The Patent Rights; (2) a warranty or representation that the AC-3 Digital Audio System technology, Patent Rights, or any Licensed Device, Licensed Product, or part thereof embodying any of them will be free from infringement of

Patents, copyrights, trademarks, service marks, of other proprietary rights of third parties; or (3) an agreement to defend LICENSEE against actions or suits of any nature brought by any third parties.

     LICENSOR disclaims all liability and responsibility for property damage, and personal injury, whether or not foreseeable, that may result from the manufacture, use, lease, or sale of Licensed Devices, Licensed Products and parts thereof, and LICENSEE agrees to assume all liability and responsibility for all such damage and injury.

     LICENSEE agrees to indemnify, defend, and hold LICENSOR harmless from and against all claims (including, without limitation, product liability claims), suits, losses and damages, including reasonable attorneys' fees and any other expenses incurred in investigation and defense, arising out of LICENSEE's manufacture, use, lease, or sale of Licensed Devices, Licensed Products, or parts thereof, or out of any allegedly unauthorized use of any trademark, service mark, Patent, copyright, process, idea, method, or device (excepting the Licensed Patent Rights) by LICENSEE or those acting under its apparent or actual authority, except for claims that the Licensed Products, or the manufacture, use, lease or sale thereof, solely to the extent the same incorporate or conform to the AC-3 Digital Audio System Specifications, infringe any patent, copyright, trademark, service mark or other proprietary right of third parties.

     In no event will either party be liable for any lost profits, lost data, or any form of incidental, consequential or punitive damages of any kind (whether or not foreseeable).

     Section 7.04 - Limitation of Assignment by LICENSEE
     ---------------------------------------------------

     The rights, duties and privileges of LICENSEE hereunder shall not be transferred or assigned by it either in part or in whole without prior written consent of LICENSOR. However, LICENSEE shall have the right to transfer its rights, duties and privileges under this Agreement in connection with its merger and consolidation with another firm or the sale of its entire business to another person or firm, provided that such person or firm shall first have agreed with LICENSOR to perform the transferring party's obligations and duties hereunder.

     Section 7.05 - Compliance with U.S. Export Control Regulations
     --------------------------------------------------------------

     (1) LICENSEE agrees not to export any technical data acquired from LICENSOR under this Agreement, nor the direct product thereof, either directly or indirectly, to any country in contravention of United States law.

     (2) Nothing in this Agreement shall be construed as requiring LICENSOR to export from the United States, directly or indirectly, any technical data or any commodities to any country in contravention of United States law.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 8.01 - Language of Agreement; Language of Notices
     ---------------------------------------------------------

     The language of this Agreement is English. If translated into another language, this English version of the Agreement shall be controlling. Except as may be agreed by LICENSOR and LICENSEE, all notices, reports, consents, and approvals required or permitted to be given hereunder shall be written in the English language.

     Section 8.02 - Stability of Agreement
     -------------------------------------

     No provision of this Agreement shall be deemed modified by any acts of LICENSOR, its agents or employees or by failure to object to any acts of LICENSEE which may be inconsistent herewith, or otherwise, except by a subsequent agreement in writing signed by LICENSOR and LICENSEE. No waiver of a breach committed by either party in one instance shall constitute a waiver or a license to commit or continue breaches in other or like instances.

     Section 8.03 - Public Announcements
     -----------------------------------

     Neither party shall at any time heretofore or hereafter publicly state or imply that the terms specified herein or the relationships between LICENSOR and LICENSEE are in any way different from those specifically laid down in this Agreement. LICENSEE shall not at any time publicly state or imply that any unlicensed products use the AC-3 Digital Audio System Specifications. If requested by one party, the other party shall promptly supply the first party with copies of all public statements and of all publicity and promotional material relating to this Agreement, the AC-3 Digital Audio System Specifications, and Licensed Products.

     Section 8.04 - Address of LICENSEE and LICENSOR for all Other
                    ----------------------------------------------
Communications
--------------

     Except as otherwise specified in this Agreement, all notices, reports, consents, and approvals required or permitted to be given hereunder shall be in writing, signed by an officer of LICENSEE or

LICENSOR, respectively, and sent postage or shipping charges prepaid by certified or registered mail, return receipt requested showing to whom, when and where delivered, or by Express mail, or by a secure overnight or one-day delivery service that provides proof and date of delivery, or by facsimile, property addressed or transmitted to LICENSEE or LICENSOR, respectively, at the address or facsimile number set forth on the cover page of this Agreement or to such other address or facsimile number as may from time to time be designated by either party to the other in writing. Wire payments from LICENSEE to LICENSOR shall be made to the bank and account of LICENSOR as set forth on the cover page of this agreement or to such other bank and account as LICENSOR may from time to time designate in writing to LICENSEE.

     Section 8.05 - Applicable Law
     -----------------------------

     This Agreement shall be construed in accordance with the substantive laws, but not the choice of law rules, of the State of California.

     Section 8.06 - Choice of Forum; Attorneys' Fees
     -----------------------------------------------

     To the full extent permitted by law, LICENSOR and LICENSEE agree that their choice of forum, in the event that any dispute arising under this agreement is not resolved by mutual agreement, shall be the United States Courts in the State of California and the State Courts of the State of California.

     In the event that any action is brought for any breach or default of any of the terms of this Agreement, or otherwise in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all costs and expenses incurred in that action or any appeal therefrom, including without limitation, all attorneys' fees and costs actually incurred.

     Section 8.07 - Construction of Agreement
     ----------------------------------------

     This Agreement shall not be construed for or against any party based on any rule of construction concerning who prepared the Agreement or otherwise.

     Section 8.08 - Captions
     -----------------------

     Titles and captions in this Agreement are for convenient reference only and shall not be considered in construing the intent, meaning, or scope of the Agreement or any portion thereof.

     Section 8.09 - Singular and Plural
     ----------------------------------

     Throughout this Agreement, words in the singular shall be construed as including the plural and words in the plural shall be construed as including the singular.

     Section 8.10 - Complete Agreement
     ---------------------------------

     This Agreement contains the entire agreement and understanding between LICENSOR and LICENSEE with respect to its subject matter and merges all prior or contemporaneous oral or written communication between them. Neither LICENSOR nor LICENSEE now is, or shall hereafter be, in any way bound by any prior, contemporaneous or subsequent oral or written communication except insofar as the same is expressly set forth in this Agreement or in a subsequent written agreement duly executed by both LICENSOR and LICENSEE.

     Section 8.11 - Severability
     ---------------------------

     Should any portion of this Agreement be declared null and void by operation of law, or otherwise, the remainder of this Agreement shall remain in full force and effect.

     Section 8.12 - No Conflict Representation and Warranty
     ------------------------------------------------------

     Each party represents and warrants to the other that such first party is not a party to any agreement, and is not subject to any statutory or other obligation or restriction, which might prevent or restrict it from performing all of its obligations and undertakings under this License Agreement, and that the execution and delivery of this Agreement and the performance by such first party of its obligations hereunder have been authorized by all necessary action, corporate or otherwise.

     Section 8.13 - Execution
     ------------------------

     IN WITNESS WHEREOF, the said LICENSOR has caused this Agreement to be executed on the cover page of this Agreement, in the presence of a witness, by an officer duly authorized and the said LICENSEE has caused the same to be executed on the cover page of this Agreement, in the presence of a witness, by an officer duly authorized, in duplicate original copies, as of the date set forth on said cover page.

                        APPENDIX A - SCHEDULED PATENTS

The Scheduled Patents shall mean the following patents and patent applications:

                                    PATENTS
                                    -------

            Country                       Patent Number
            -------                       -------------


            Australia                              653582
            Canada                              1,239,701
            Canada                              2,026,213
            Taiwan                                 52,047
            Taiwan                                 53,726
            Taiwan                                 56,006
            United States of America            4,790,016
            United States of America            4,914,701
            United States of America            5,109,417
            United States of America            5,142,656
            United States of America            5,230,038

                              PATENT APPLICATIONS
                              -------------------


            Country                              Application Number
            -------                              ------------------

            Australia                                       77608/91
            Australia                                       51596/90
            Brazil                                         PI9007063
            Canada                                         2,059,141
            Canada                                         2,077,662
            Canada                                         2,077,668
            Canada                                         519,978-6
            Canada                                  (Docket 90-3-827)
            China                                       91,102,167.1
            Europe                                      91,102,167.1
            Europe                                      86,900,480.4*
            Europe                                      91,117,397.9*
            Europe                                      90,903,518.0*
            Europe                                      91,102,167.1*
            Europe                                      92,903,819.8*
            France                                      90,903,518.0
            Germany                                     90,903,518.0
            Italy                                       90,903,518.0
            Japan                                          2-503,825
            Japan                                          3-508,357
            Japan                                          4-504,474
            Japan                                          4-503,836
            Korea                                         90-702,194
            Luxembourg                                  90,903,518.0
            Netherlands                                 90,903,518.0
            PCT                                             91/02512
            PCT                                             92/00133
            PCT                                             92/00134
            PCT                                             92/04767
            Spain                                       90,903,518.0

                        -------------------------------

            Country                     Application Number
            -------                     ------------------


            Sweden                           90,903,518.0
            Switzerland                      90,903,518.0
            Taiwan                             80,101,567
            United Kingdom                   90,903,518.0
            United States of America           07/597,438
            United States of America           07/638,896
            United States of America           07/710,805
            United States of America           07/718,356
            United States of America           07/781,262
            United States of America           07/927,429
            United States of America           07/959,730
            United States of America           08/092,269
            United States of America           08/102,072
            United States of America           08/115,513
            United States of America           08/145,975

                APPENDIX B - "DOLBY AC-3 DIGITAL AUDIO SYSTEM"

Compliance with the algorithm description and operating parameters as specified in ATSC document A/52, the "Dolby AC-3 Licensing Manual", the "Software Interface Protocol" issued by LICENSOR and any further reasonable specifications and requirements as LICENSOR may issue from time to time.

         APPENDIX C - PRELIMINARY SPECIFICATIONS FOR DOLBY AC-3 SYSTEM

Dolby AC-3 digital audio system encoding equipment shall comply with the following specifications in production (when measured through a standard decoder):

     Audio data rate for two channels:       192 kb/sec

     Frequency Response:                     20 Hz - 20 kHz = 0.2 dB

     Dynamic Range:                          Greater than 85 dB

     Distortion:                             Less than 0.1% at 1 kHz
                                             Less than 0.5%, 20 Hz - 20 kHz

     Crosstalk:                              Less than -80 dB

     Level Stability:                        Better than 0.2 dB

                         APPENDIX D - APPENDIX DELETED

                         APPENDIX E - ROYALTY SCHEDULE

                 [*]                                [*]


     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.